1 Cincinnati Bell Investor Presentation May 13, 2010 Exhibit 99.1

Safe Harbor
Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private
Securities Litigation Reform Act. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. These include any statements regarding: future revenue, operating income, profit percentages, income tax refunds, realization of deferred tax assets, earnings per share or other results of operations; the continuation of historical trends; the sufficiency of cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs; the effect of legal and regulatory developments; and the economy in general or the future of the communications services industries. Actual results may differ materially from those expressed or implied in forward-looking statements. The following important factors, among other things could cause or contribute to actual results being materially different from those described or implied by such forward-looking statements including, but not limited to:
changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the Company operates; pressures on the pricing of the Company’s products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the Company’s business plan, repay debt and interest obligations, and maintain our networks; the ability to refinance the Company’s indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the services and products of the Company; the demand for particular products and services within the overall mix of products sold, as the Company’s products and services have varying profit margins; the Company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppages caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the Company’s ability to attract and retain highly qualified employees; the Company’s ability to access capital markets and the successful execution of restructuring initiatives; changes in the funded status of the Company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the Company’s relationships with current large customers, a small number of whom account for a significant portion of Company revenue; and disruption in the Company’s back-office information technology systems, including its billing system. More information on potential risks and uncertainties is available in recent filings with the
Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K reports, Form 10-Q reports and Form 8-K reports. The forward-looking statements included in this presentation represent estimates as of May 13, 2010. It is anticipated that subsequent events and developments will or may cause estimates to change.

3 3
Non-GAAP Financial Measures
This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). This is a non-GAAP financial measure used by Cincinnati Bell management when evaluating results of operations. Management believes this measure also provides users of the financial statements with additional and useful comparisons of current results of operations with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.
A detailed reconciliation of Adjusted EBITDA (including the Company’s definition of these terms) to comparable GAAP financial measures have been included in the tables appearing in the Appendix to this presentation.

Overview of Transaction
Cincinnati Bell is acquiring CyrusOne for $525M (11.8x 2010E EBITDA)
Cincinnati Bell has obtained fully committed financing of $970M to:
• Fund purchase price with 100% cash consideration
• Refinance existing term loan with later maturity
• Refinance existing revolver with new 4-year revolver
CyrusOne will remain headquartered and operated out of Texas
• Management team has been retained to generate future growth at the company
The transaction is expected to close by the end of Q2 subject to customary closing conditions and regulatory approvals

Data Center Investment Thesis
Attractive Industry Dynamics
• Strong financial model
• Recurring revenues with contracted
installed base, growing year to year
• Success-based capital investment
• Demand continues to outpace supply
• Significant growth prospects
• Increased internet usage
• Increased regulation
• Increased adoption of data center
outsourcing
Well Positioned Within Industry
• Proven capabilities and track record
• Existing in-market reputation with customers
• “Early mover” in an industry in its nascency
Natural Extension of Core Competencies
• Expand geographically outside traditional
territory
• Reduce reliance on wireline and wireless
businesses in local markets
6%
5% 5% 5%
7%
14%
13%
15%
16%
17%
0
5
10
15
20
2008 2009 2010 2011 2012
Global Data Center Supply / Demand Growth Rates
Supply Demand
(%)
Sources: Tier 1 Research, Cisco VNI, 2009
Global IP Traffic Volume
PB per Month
40,571
31,211
22,768
15,465
10,488
7,037
12,833
10,022
7,722
5,805
4,258
3,103
0
20,000
40,000
60,000
2008 2009 2010 2011 2012 2013
10,140
14,746
21,270
30,490
41,233
53,404
‘08 – ‘13E CAGR:
Consumer 42%
Business  33%
Total          39%
Consumer
Business

twitter
hulu
iTunes
Hosted Exchange.
facebook
salesforce.com Success On Demand.
XBOX LIVE
YouTube Broadcast Yourself
E*TRADE
Microsoft Office Windows Live
NETFLIX

Mobility
Business Internet
Business IP WAN
Consumer Internet
Consumer IPTV/CATV
PB / Month
2005
2006
2007
2008
2009
2010
2011
2012

($ Billions)
2006
2007
2008
2009
2010
2011
2012
2013

($ Billions)

Supply / Demand Delta
Demand Delta
Supply Delta

($ Billions)

Cincinnati Bell

IP Traffic
Enterprise Internet
Services Revenue
Ethernet Revenue
Hosting Revenue
Drivers
Consumption Demand
increase which fuels
Demand - Broad Demand Drivers
Sources:
Gartner – G00167790 April 2009
Tier 1 – DC Supply/Demand 2009 Midyear
Can accord/Adams – Equity Research June 2009
Global DC Supply and Demand
Increasing DC Demand vs. Supply
Applications
Industries
Increasing demand increases results

Public Companies 5 Year Annual Revenues

$4,500.0
$4,000.0
$3,500.0
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
(In millions)
2004
2005
2006
2007
2008
2009 Est
TMRK
TCY.L*
SDXC
SVVS
RAX
NAVI
INAP
EQIX
DFT
DLR

* Converted from GBP

Cincinnati Bell

7 Competitors – Competitors – Total Revenue less than $5 Billion Total Revenue less than $5 Billion Source: DH Capital – Sept 2009 32% CAGR

(in millions)
2004
2005
2006
2007
2008
2009 Est

Cincinnati Bell

Public Companies 5 Year Annual EBITDA
-$200.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
$1,600.0
TMRK
TCY.L *
SDXC
SVVS
RAX
NAVI
INAP
EQIX
DFT
DLR
8
Competitors –
Competitors –
Total EBITDA less than $2 Billion
Total EBITDA less than $2 Billion
Source: DH Capital – Sept 2009
83% CAGR
*Converted from GBP

Colocation
10%
Long-term lease
6%
Own
84%

Out of capacity and need space immediately
24%
Will run out of capacity within 12 months
17%
Will run out of capacity within 24 months
20%
Will run out of capacity within 36 months
6%
Have enough space for the next 36 months
33%

More than 10,000 sq. ft.
12%
Less than 1,000 sq. ft.
34%
Between 3,000 and 10,000 sq. ft.
18%
Between 1,000 and 3,000 sq. ft.
36%

Cincinnati Bell

Demand – Only 10% of market is outsourced and
most will run out of space in 3 years
Source: Gartner – Jan 2009
How do you Obtain DC Space?
What is Your Expected Need?
How much Space will you Need?
Gartner DC Customer
Poll Shows Compelling Statistics
10% of companies
have outsource
relationship
84% currently do not
67% of companies
will need space
within 36 mo’s
70% of companies
will need at least 3K
Sq Ft of Space – Mid
Range Companies
30% will need
greater than 3K –
Enterprise Range

Leading Data Center Operator With Premium Data Center Facilities
– Largest and most prominent Texas-based carrier-neutral colocation provider to large enterprises
– Dominant position in Texas, with 7 best-in-class facilities in Houston, Dallas and Austin markets
– High availability (2N power infrastructure) / high power density (200+ watts per sq. ft.)
Loyal, Reputable Enterprise-Class Customer Base
– 98% of revenue base is recurring with monthly churn ~0.3%
– Long-term “take-or-pay” service agreements with average contract 3-5 years
– Over 220 enterprise customers, including some of world’s largest companies
– Particular strength and market share in oil & gas, power, energy and financial verticals
Proven And Disciplined Business Model
– Strong organic growth with ~50% of new sales coming from existing customers
– Highly experienced and proven management team with over 100 years of relevant experience
Strong Financial Results
– Last Quarter Annualized (unaudited)
(1)
: Revenue $73M; Adjusted EBITDA $42M (Adjusted EBITDA
margin 57%)
– 2009 Revenue of $58M and Adjusted EBITDA of $32M
– Annual revenue growth rate during past 4 years of approximately 60%
Overview of CyrusOne
(1) For the quarter ended March 31, 2010

Overview of Key Facilities
7 geographically diverse premium data centers throughout Texas (Houston, Dallas & Austin)
Tier III+ equivalent, SAS 70 Type II compliant data centers
2N redundant power and carrier-neutral network connections
Engineered for dense power configurations (+200 watts/sq. ft)
Currently, 16.8 megawatts of critical load power capacity is in place and deployable
Hurricane resistant with fire detection, protection, suppression and alarms
24 x 365 NOCC and facilities staff provide for high security externally and internally
Modular builds – most expansions are less than three years old
Current utilization rate of ~76% on space and ~60% on power
Data Center Space (Sq. ft.) as of February 28, 2010
Houston Dallas Austin Total %
Sold Space 79,000 42,000 3,000 124,000 55%
Built-Out Space (Ready for Sale) 16,000 14,000 9,000 39,000 17%
Space Under Construction 11,000 – – 11,000 5%
Available for Future Space (1) 22,000 23,000 6,000 51,000 23%
Total Data Center Space 128,000 79,000 18,000 225,000 100%
Note: (1) Excludes right of first refusal space

12 Strong Revenue Growth $9 $14 $21 $31 $58 $73 $0 $20 $40 $60 $80 2005A 2006A 2007A 2008A 2009A LQA 3/31/10 ($‘s in millions)

13 13
Ample Liquidity and No Near Term Maturities
No significant maturities until 2015
Pro forma LTM leverage increases to approx 5.1x
Note: (1) Excludes undrawn revolver and capital leases and other debt
Pro Forma Maturity Profile
(1)
$248 $248
$625
$500
$67
$51
$151
$760
0
500
1,000
1,500
'10 '11 '12 '13 '14 '15 '16 '17 '18Thereafter
($’s in millions)
Debt Maturity
Credit Facility
Receivables Purchase Facility

CyrusOne Management
Seasoned management team with over 100 years of relevant experience with a proven track record of growing revenue and EBITDA
Name Position Years With CyrusOne Relevant Experience
David Ferdman President & CEO 9 17
Blake McLane SVP, Strategic Development 5 15
Paul Marvin VP, CFO 3 23
Kenneth Wolverton VP, Data Center Operations 5 20
Dan Vasquez VP, Technology 9 30
Total 31 105
Average 6 21

Customer Base and Contract Terms
Take-or-pay contracts with 3-5 year average
contract life and renewal periods
– High renewal rates with monthly churn of
~0.3%
Blue chip customer base
– 220+ customers with 5 of the top 10 global
companies
High average monthly recurring revenues per
customer of approx $25K (as of 3/31/10)
% Total Recurring Revenue by Industry Vertical
Representative Customers
18%
11%
9%
4%
12%
6%
8%
13%
19%
Integrated Energy
Energy Utilities
Other
Mining
Technology Upstream Oil & Gas
Oilfield Services
Financial
Healthcare

Enhancing the Technology Solutions Business
Greater exposure to attractive industry
with significant growth prospects
Increasing geographical footprint beyond
traditional territory
– Houston, Dallas and Austin
Diversify revenue stream beyond
wireline and wireless businesses
1Q10 Square Footage
43
82
403
527
0
325
650
Standalone Pro Forma
(000s)
Utilized Available
446
609
90% 87% Utilization %
$, in millions (unaudited)
Pro Forma
Tech Sol CyrusOne Combined
LQA 3/31/2010
Revenue 286 $      73 $           360 $
Adj EBITDA 52           42              94
Margin % 18% 57% 26%

Sizable Footprint with Significant Upside Opportunities
Markets Served
Data
Facilities Center Top 50 # Firms > 500 Fortune 1000
Entity Market (#) Capacity MSA Rank
(1)
employees
(1)
Company HQ
(2)
CBTS Cincinnati, OH 6 426,000       24 1,831           15
CyrusOne Houston, TX 3 95,000        6 2,795           55
CyrusOne Dallas, TX 2 56,000        4 3,386           45
CyrusOne Austin, TX 2 12,000        35 1,644           3
CBTS Chicago, IL 1 7,000          3 3,794           58
CBTS Other markets 3 13,000        n/a -                    -
17           609,000       13,450
(1) Population and rankings as of 2009; firms as of 2006
(2) Fortune, April 2009
Majority of data center capacity located in the Top 25 Metropolitan
Statistical Areas
Approximately 13,000 firms with more than 500 employees

Cincinnati
Texas
Singapore
London
New York
Bay Area
Building a Strong Platform to Launch Global Growth
Significant Fortune 500 customers in Cincinnati and Texas markets provide platform for future customer driven global expansion
Existing Markets Future Markets

GE accenture P&G FIFTH THIRD BANK CONVERGYS BIG LOTS! PGS RAC OXY DYNEGY Schlumberger

at&t Kroger nielsen BT Qnet HALLIBURTON

Cincinnati Bell

Strategic Summary
Significant demand drivers
CyrusOne is proven leader in the industry
Significant opportunity in combined enterprise customer base
Achieving scale economies and fueling growth by access to internally generated capital
Expand relationships with several other Fortune 500 customers
Pro Forma Data Center Customer Base

20 Question and Answers * * * *

21 Appendix – Non-GAAP Reconciliations * * * *

Non-GAAP Financial Measure
Use of Non-GAAP Financial Measures
This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA).  This is a non-GAAP financial measure used by Cincinnati Bell management when evaluating results of operations.  Management believes this measure also provides users of the financial statements with additional and useful comparisons of current results of operations with past and future periods.  A non-GAAP financial measure should not be construed as being more important than a comparable GAAP measure. The following slide reconciles this non-GAAP measure to a comparable GAAP measure.
Adjusted EBITDA provides a useful measure of operational performance.
The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, and other special items.  Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Reconciliation of Operating Income to Adjusted EBITDA
CBTS CyrusOne
Operating Income (GAAP)  for the first quarter 2010 7 $          7 $
Add:
Depreciation and amortization 6             4
Adjusted EBITDA (Non-GAAP) for the first quarter 2010 13 $         11 $
Annualized Adjusted EBITDA based on the first quarter 2010 52 $         42 $
Twelve
months
ended
Dec., 31
2009
CyrusOne
Operating Income (GAAP)  for the year ended Dec. 31, 2009 23 $
Add:
Depreciation and amortization 9
Adjusted EBITDA (Non-GAAP) for the year ended Dec. 31, 2009 32 $
Three months ended
March 31, 2010
($ in millions, unaudited)